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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): May 19, 2004
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                                FOOT LOCKER, INC.
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             (Exact name of registrant as specified in its charter)

      New York                            No. 1-10299              13-3513936
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(State or other jurisdiction             (Commission             (IRS Employer
of incorporation)                        File Number)           Identification No.)

112 West 34th Street, New York, New York                              10120
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (212) 720-3700
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Item 5.      Other Events.

             On May 19, 2004, Foot Locker, Inc. announced that it had entered into a five-year $175 million amortizing term loan with its existing bank group and amended and extended to 2009 its revolving credit agreement.

Item 7.      Financial Statements and Exhibits.

             (c)   Exhibits

             99.1 Press Release of Foot Locker, Inc. dated May 19, 2004 reporting operating results for the first quarter of 2004.


Item 12.     Results of Operations and Financial Condition

             On May 19, 2004, Foot Locker, Inc. issued a press release announcing its operating results for the first quarter of 2004. A copy of the press release is attached as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.


                                            FOOT LOCKER, INC.
                                            -----------------------------------
                                              (Registrant)


Date:  May 19, 2004                         By: /s/ Bruce L. Hartman
                                                -------------------------------
                                                Bruce L. Hartman
                                                Executive Vice President and
                                                Chief Financial Officer



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